UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                 __________

                                 FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       September 30, 1996
                                                     -----------------------


                          COTELLIGENT GROUP, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                 0-25372                  94-3173918
-------------------------------------------------------------------------------
(State of other juris-           (Commission              (IRS Employer
diction of incorporation)        File Number)           Identification No.)



          101 California Street, Suite 2050, San Francisco, CA  94111
-------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)



                              415-439-6400
-------------------------------------------------------------------------------
          (Registrant's telephone number, including area code)

Recent Acquisitions.
-------------------

Item 2.


     On September 30, 1996, Cotelligent Group, Inc. (the "Company") completed the acquisition of one business with offices in two cities. The business is a software professional services firm which provides computer consulting and contract programming services. The acquired company, with operations in Cleveland and Ft. Lauderdale, had unaudited revenues of approximately $8.7 million and unaudited income before taxes of approximately $.35 million for the year ended December 31, 1995. Aggregate consideration for this acquisition was approximately $8.7 million. This acquisition will be accounted for as a pooling-of-interests.

     In order to consummate this acquisition, the Company entered into an Agreement and Plan of Reorganization and Merger dated as of September 30, 1996, with JasTech, Inc. and JasTech of Florida, Inc. (collectively "JasTech") and the sole stockholder of JasTech, Judi Jaskiel, pursuant to which a newly-formed subsidiary of the Company was merged with JasTech, with JasTech thereby becoming a wholly-owned subsidiary of the Company. The stockholder of JasTech received 644,826 newly issued shares of the Company's Common Stock (valued at the average closing price during a ten day period prior to the closing) as consideration in the merger, which was consummated on September 30, 1996.

Item 5.

     On October 7, 1996, the Company completed the acquisition of Data Processing Professionals, Inc. ("DPPI"). DPPI is a software professional services firm which provides computer consulting and contract programming services from its office in St. Louis. For the twelve months ended September 30, 1996 DPPI had unaudited revenues of approximately $2.3 million. DPPI's business will be combined with the Company's existing St. Louis operations.

Item 7.  Exhibits.
         --------

(a) It is impracticable to provide the required financial statements for the business acquired by the registrant referred to in Item 2. The registrant will file the required financial statements for such acquired business within 60 days of the date this Form 8-K is due.

(b) It is impracticable to provide the required pro forma financial information for the business acquired by the registrant referred to in
         Item 2. The registrant will file the required pro forma financial information for such acquired business within 60 days of the date this Form 8-K is due.

(c)      Exhibit

         1. Agreement and Plan of Reorganization and Merger, dated as of September 30, 1996, among Cotelligent Group, Inc., JasTech, Inc., JasTech of Florida, Inc. and Judi Jaskiel.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COTELLIGENT GROUP, INC.
                                          --------------------------------
                                                 (Registrant)


                                             /s/ Daniel E. Jackson
                                          --------------------------------
                                                 (Signature)
                                          Daniel. E. Jackson
                                          Senior Vice President, Corporate
                                          Development and General Counsel



Date:         October 14, 1996

                                 EXHIBIT INDEX


No.
---

1. Agreement and Plan of Reorganization and Merger, dated as of September 30, 1996, among Cotelligent Group, Inc., JasTech, Inc., JasTech, Inc. of Florida and Judi Jaskiel.